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                                                                   Exhibit 24.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


           As independent public accountants, we hereby consent to the incorporation by reference of in this registration statement of our reports dated February 15, 1999 included in MRV Communications, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.




                                                    /s/ Arthur Andersen LLP

                                                        ARTHUR ANDERSEN LLP



Los Angeles, California
September 20, 1999.